NOTE 15 - SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2015
Note 15 - Subsequent Events
Note 15 - SUBSEQUENT EVENTS

NOTE 15 - SUBSEQUENT EVENTS

On July 1, 2015, the Company issued 9,354 shares of common stock in the settlement of previously granted RSU's that vested on July 1, 2015.

On July 15, 2015, the Company granted an aggregate of 120,000 options to purchase its common stock at an exercise price of $4.76 to its Chief Executive Officer and Chief Financial Officer. The options vest over 12 quarters commencing on October 1, 2015 and are exercisable for 10 years.

On July 15, 2015, the Company awarded an aggregate of 88,333 restricted stock units ("RSUs") to members of its executive management team. The RSUs vest quarterly over 12 quarters, commencing with the initial vesting on October 1, 2015, at which time 15% of the total grant will vest. The RSU grants will be fully vested on July 1, 2018, subject to continued service with the Company on each vesting date.

On September 22, 2015, the Company entered into an up to $20,000,000 aggregate principal amount credit and security agreement (the "Credit Facility") with KeyBank National Association ("KeyBank").

  The use of proceeds for advances under the Credit Facility are to: (i) refinance the Company's existing senior indebtedness with Wells Fargo Bank, National Association; (ii) finance the Company's ongoing working capital requirements; and (iii) provide for general corporate purposes.
  All amounts due and owing, including, but not limited to, accrued and unpaid principal and interest due under the Credit Facility, will be payable in full on September 21, 2017.
  The Credit Facility generally establishes a borrowing base of up to 85% of eligible accounts receivable (90% if insured) plus up to 65% of eligible inventory, subject to lender reserves.
  Loans may be based on a Base Rate or Eurodollar Rate (which is increased by an applicable margin of 2% per annum) (both as defined in the September 22, 2015 credit and security agreement (the "Credit Agreement")), generally at the Company's option. In the event of a default, at the option of KeyBank, the interest rate on all obligations owing will increase by 3% per annum over the rate otherwise applicable.
  The Company shall maintain one or more lockbox or cash collateral accounts at KeyBank, in KeyBank's name, which shall provide for the collection and remittance of all proceeds from sales of Company product (which is collateral for the Credit Facility) on a daily basis.
  The Company's domestic subsidiaries have guaranteed all of the Company's obligations under the Credit Facility.
  Subject to certain exceptions, the Credit Facility is secured by a first priority perfected security interest in all now owned and after acquired tangible and intangible assets of the Company and its domestic subsidiaries. The Credit Facility is further secured by a lien on, and a pledge of, 65% of the stock of the Company's wholly owned subsidiary, S&W Australia Pty Ltd. With respect to its security interest and/or lien, KeyBank has entered into an Intercreditor Agreement with Hudson Bay Fund LP (as agent for the holders of the senior secured debentures issued by the Company on December 31, 2014) and Pioneer Hi-Bred International, Inc.